Exhibit 3.5

Form LP 201
(Rev. Jan. 1999)

Filing Fee $75

SUBMIT IN DUPLICATE!

File #

Assigned by
Secretary of State

Return to: Department of
Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regarding
this filing will be sent to the
registered agent of the limited
partnership unless a self-
addressed envelope with pre-
paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	Astor Place Limited Partnership

2.	The address, including county, of the office at which the records required by Section 104 are to be kept is: (P.O.
Box alone and c/o are unacceptable)	5999 New Wilke Road, Suite 504
Rolling Meadows, IL 60008 (Cook County) .

3.	Federal Employer Identification Number (F.E.I.N.):	Applied For .

4.	This certificate of limited partnership is effective on: (Check one)
a) ☒ the filing date, or b) ☐	another date later than but not more than 60 days subsequent
to the filing date:	.
(month, day, year)
5.	The limited partnership’s registered agent’s name and registered office address is:

Registered agent:	CT Corporation System
First name	Middle name	Last name
Registered Office:	208 South LaSalle Street	814
(P.O. Box alone and	Number	Street	Suite #
c/o are unacceptable)	Chicago	Cook	Illinois 60604 .
City	County	ZIP Code

6.	The limited partnership’s purpose(s) is:	Invest in, acquire, hold, maintain, operate, improve, develop, sell, exchange, lease and otherwise use certain real property in the Village of Wheeling, Illinois.
.
IRS Business Code Number is:	1510

7.	Dissolution date is: ☐ Perpetual or	June 20, 2022
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is
$9,679,000

9.	A brief statement of the partners’ membership termination and distribution rights:
Without cause or the occurrence of certain events as described in the Partnership Agreement, neither party may unilaterally terminate its membership in the limited partnership.

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature		Number/Street		5999 New Wilke Road, Suite 504

Type or print name and title	Hal H. Barber	City/town	Rolling Meadows
Senior Vice-President
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc. 31870551	State	Illinois	ZIP Code	60008

2. Signature	/s/ Hal H. Barber	Number/Street
Type or print name and title		City/town

Name of General Partner if a corporation or
other entity		State	ZIP Code

3. Signature	Number/Street
Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP 1110 (Rev. May 2000)

SUBMIT IN DUPLICATE!

REINSTATEMENT
FEE	$100
PLUS PENALTY
AMOUNT (#6) +	100
TOTAL	$200

		JESSE WHITE
All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self- addressed envelope with pre-paid postage is included.		SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION

1.	Limited partnership’s name:		Astor Place Limited Partnership
.
2.	File number assigned by the Secretary of State:		C011148 .

3.	Federal Employer Identification Number (F.E.I.N.):		30-0089566 .

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in Illinois:
.
5.	State of jurisdiction:		Illinois .

6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)

	☐	a)	$100 for each failure to file the renewal report(s) before the due date
	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.
	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)
	☐	d)	$100 for failure to maintain a registered agent in this state as required.
	☒	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $100. (ENTER ON TOP OF FORM)

— over —

Reinstatement required but no additional penalty amount due:

☐ f)    Other (specify)

☐  a)  Failure to submit Certificate of Good Standing and/or Certificate of Existence.

☐  b)  Failure to renew required assumed name.

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Brian A. Loftus

Type or print name and title	Brian A. Loftus, Senior Vice President

Name of General Partner if a corporation or other entity	Kimball Hill Inc.

(must be in good standing)

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:

Secretary of State
Department of Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us

Form LP1108C
(Rev. 06/12/2003)

FILING DEADLINE IS
PRIOR TO 06/01/2004

$150 FILING FEE

Submit Typed Duplicate

DO NOT SEND CASH!

SECRETARY OF STATE - STATE OF ILLINOIS LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM. IF CHANGES ARE NECESSARY, PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 906 (FOREIGN).

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM

208 S. LASALLE ST., SUITE 814	Cook County

CHICAGO IL 60604

Limited Partnership Name: ASTOR PLACE LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: C011148
Federal Employer Identification Number: 300089566
State of Jurisdiction:  Illinois                                    If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE ROAD, SUITE 504	Cook County

ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.	RETURN TO: Secretary of State Department of Business Services Limited Partnership Division Room 357 Howlett Building Springfield, Illinois 62756 Telephone: (217) 785-8960

/s/ Hal H. Barber
(Signature)
Hal H. Barber, Vice President
(Type or Print Name and Title)
Kimball Hill Inc
(Name of General Partner if a corporation or other entity)

(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

Form LP 1110 (Rev. July 2003)

SUBMIT IN DUPLICATE!

REINSTATEMENT
FEE	$200
PLUS PENALTY
AMOUNT (#6) +	$100
TOTAL	$300

		JESSE WHITE
All correspondence regarding this filing will be sent to the registered agent of the limited partnership unless a self- addressed envelope with pre-paid postage is included.		SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION

1.	Limited partnership’s name: Astor Place Limited Partnership
.

2.	File number assigned by the Secretary of State: C011148			.

3.	Federal Employer Identification Number (F.E.I.N.): 300089566			.

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in Illinois:

.

5.	State of jurisdiction: Illinois			.

6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)
	☒	a)	$100 for each failure to file the renewal report(s) before the due date
	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.
	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)
	☐	d)	$100 for failure to maintain a registered agent in this state as required.
	☐	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $ 100.00 . (ENTER ON TOP OF FORM)

– over –

Reinstatement required but no additional penalty amount due:

☐	f)	Other (specify)
	☐	a) Failure to submit Certificate of Good Standing and/or Certificate of Existence.
	☐	b) Failure to renew required assumed name.

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Hal H. Barber

Type or print name and title Hal H. Barber, Vice President

Name of General Partner if a corporation or other entity Kimball Hill Inc

(must be in good standing)

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:
Secretary of State
Department of Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, Illinois 62756
Telephone: (217) 785-8960
http://www.ilsos.net

DO NOT STAPLE

Form LP 202
January 2005

Filing Fee: $50
Submit in duplicate. Payment must be
made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s
check or money order, payable to
Secretary of State.
Please do not send cash.	PAID
AUG 17 2005
Department of Business Services
Limited Partnership Division
357 Howlett Building
Springfield, IL 62756
217-785-8960
www.cyberdriveillinois.com

Correspondence regarding this filing will
be sent to the registered agent of the	Illinois Secretary of State
Limited Partnership unless a self-	Department of Business Services
addressed, stamped envelope is	Certificate of Amendment to the
included.	Certificate of Limited Partnership
(Illinois Limited Partnership or LLLP)

Please type or print clearly.

1.	Limited Partnership Name:	Astor Place Limited Partnership

2.	File Number assigned by Secretary of State:	CO11148

3.	Federal Employer Identification Number (F.E.I.N.):	30-0089566

4.	The Certificate of Limited Partnership is amended as follows:
(Check applicable changes and specify in item 5. For address changes, P.O. Box alone is unacceptable.)
☒	a)	Admission of a new General Partner (give name and business address in item 5)
☒	b)	Withdrawal of a General Partner (give name in item 5)
☐	c)	Change of Registered Agent and/or Registered Agent’s office (give new name and address, including county in item 5)
☐	d)	Change in address of office at which the records required by Section 201 of the Act are kept (give new address in item 5)
☐	e)	Change in General Partner’s name and/or business address (give new name and address in item 5)
☐	f)	Change in Partner’s total aggregate contribution amount (give new dollar amount in item 5)
☐	g)	Change in Limited Partnership’s name (give new name in item 5)
☐	h)	Change in Date of Dissolution (give new date in item 5)
☐	i)	Other (give information in item 5)
☐	j)	Dissociation of General Partner (only for Limited Partnerships registered in 2005 and later; give name in item 5)

5.		Item #4 changes (For additional space, continue on next page.):

New General Partner: Kimball Hill Homes Illinois, LLC 5999 New Wilke Road Rolling Meadows, Illinois 60008

Withdrawing General Partner: Kimball Hill, Inc.

Printed by authority of the State of Illinois. 1 — June 2005 — C LP 9.13

Names and Business Addresses of General Partners

The undersigned affirms, under penalties of perjury, that the facts stated herein are true. As per Section 204, Article 2, of the Uniform Limited Partnership Acts, the following signatures are required:

•          at least one General Partner on record,

•          all new General Partners,

•          all Dissociated and withdrawing General Partners (only if LP has registered in 2005 or later).

If adding or deleting a statement that this Limited Partnership is a Limited Liability Limited Partnership, all General Partners on record must sign.

1.	/s/ Hal H. Barber	2.	/s/ Hal H. Barber
	Signature		Signature
	Hal H. Barber, Vice President		Hal H. Barber, Senior Vice President
	Name and Title (type or print)		Name and Title (type or print)
	Kimball Hill Homes Illinois, LLC (New General Partner)		Kimball Hill, Inc. (Withdrawal General Partner)
	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)
	5999 New Wilke Road Kimball Hill Inc		5999 New Wilke Road
	Street Address		Street Address
	Rolling Meadows, Illinois 60008		Rolling Meadows, Illinois 60008
	City, State, ZIP		City, State, ZIP

3.		4.
	Signature		Signature

	Name and Title (type or print)		Name and Title (type or print)

	General Partner Name if corporation or other entity (must be in good standing)		General Partner Name if corporation or other entity (must be in good standing)

	Street Address		Street Address

	City, State, ZIP		City, State, ZIP

Signatures must be in black ink on an original document.
Carbon copy, photocopy or rubber stamp signatures
may only be used on conformed copies.